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                                                                   EXHIBIT 10.42


THE SHARES BEING ACQUIRED FOR HEREIN HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                           STOCK ACQUISITION AGREEMENT


                   THIS STOCK ACQUISITION AGREEMENT (the "Agreement") is made as of the 28th day of October, 2000, by and between Bionutrics, Inc., a Nevada corporation (the "Company"), and Macropower Development Limited (the "Investor").

                                    RECITALS

         WHEREAS, the Company and Investor entered into that certain Bridge Loan Agreement (the "Bridge Loan") as of April 7, 2000; and

         WHEREAS, under the terms of the Bridge Loan the Company is obligated to pay Investor $150,000 upon the occurrence of certain events; and

         WHEREAS, Investor is willing to release the Company from such obligation in consideration for the issuance to Investor of 150,000 shares of common stock of the Company in accordance with the terms and provisions of this Agreement; and

         WHEREAS, the parties desire to set forth their agreements with respect to the foregoing recitals.

                                   AGREEMENTS

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.        Acquisition of Stock.

                   1.1 Acquisition and Issuance of Stock. On the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions herein set forth, the Company agrees to issue 150,000 (one hundred fifty thousand) shares of its Common Stock, $.001 par value, (the "Shares"), and the Investor hereby agrees to acquire the Shares.
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                   1.2 Consideration. The consideration for the Shares is the release of the Company from its obligation under the Bridge Loan to pay $150,000 to Investor and the cancellation of the Bridge Loan.

                   1.3 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall be held immediately following the execution and delivery of this Agreement by both the Investor and the Company. If at the Closing any of the conditions specified in Section 6 hereof shall not have been fulfilled to the reasonable satisfaction of Investor, then Investor shall, at its election, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or unfulfillment. If at the Closing any of the conditions specified in Section 5 hereof shall not have been fulfilled to the reasonable satisfaction of the Company, the Company shall, at its election, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or unfulfillment. At the Closing the Company shall deliver the certificates evidencing the Shares and Investor shall deliver the Bridge Loan to be marked cancelled.

         2. Representation and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

                   2.1 Organization, Good Standing and Qualification. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, operations, prospects, condition (financial or other), or properties.

                   2.2 Capitalization. The authorized capital of the Company consists of:

                       (i) Common Stock. 45,000,000 shares of common stock ("Common Stock"), par value $.001, of which 21,741.252 shares are issued and outstanding as of the date hereof and the Company has entered into a stock purchase agreement for 500,000 shares of Common Stock as of October 25, 2000.

                       (ii) Preferred Stock. 5,000,000 shares of preferred stock ("Preferred Stock"), par value $.001, none of which is outstanding. The Preferred Stock may be issued from time to time in one or more series and the Board of Directors is authorized to fix the rights and terms relating to dividends, conversion, voting, redemption, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each such series. The Company has entered into a stock acquisition agreement as of October 27, 2000 for the issuance of 591,850 shares of Series A Convertible Preferred Stock.

                       (iii) Warrants and Options. As of the date hereof, there were outstanding warrants to purchase up to 1,480,000 shares of Common Stock. As of the date hereof, options in the amount of 1,825,144 shares were outstanding and held by current employees, officers and directors pursuant to the Company's Stock Option Plan and 686,667 were outstanding and held by former directors and employees and others.

                   2.3 Valid Issuance of Shares. All of the outstanding shares of the Company's stock have been duly and validly authorized and issued, are fully paid and nonassessable, and no further approval or authority of the stockholders or the directors of the Company will be required by the Company for the


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issuance of the Shares. The Shares when issued and paid for in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

                   2.4 Financial Statements. Except as otherwise stated in the notes thereto, the audited financial statements contained in the Form 10-K for the year ended October 31, 1999 and the unaudited financial statements contained in the Forms 10-Q filed subsequent thereto have been prepared in conformity with United States generally accepted accounting principles applied, except as stated therein, on a consistent basis. The financial statements fairly present the financial position and result of operations and changes in financial position of the Company as of the dates and for the periods indicated.

         Except as reflected in such financial statements and the notes thereto, the Company has no liabilities, absolute or contingent, material to the operations, business, prospects, assets, properties or condition (financial or other) of the Company, other than (i) ordinary course liabilities incurred since the last date of such financial statements in connection with the conduct of the business of the Company, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the financial statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                   2.5 No Conflict with Other Instruments. Neither the issuance of the Shares nor the consummation of the transactions herein contemplated, will: (i) conflict with or constitute a breach of, permit the termination of, constitute a default under, or violation of (A) the Articles of Incorporation, as amended, or bylaws of the Company, (B) any material agreement, indenture, mortgage, deed of trust or other material instrument or agreement or undertaking by which the Company is bound or to which any of its properties is subject, or,
(C) to the knowledge of the Company, a violation of any law, administrative regulation, or court decree to which the properties or assets of the Company is subject; or (ii) result in the creation or imposition of any material lien, charge or encumbrance upon the property or assets of the Company.

                   2.6 Authorization. The Company has the corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions, and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Company. No consent, approval, authorization or order of any court or governmental agency or board or any other third party, or registration, qualification, designation or filing with any Federal, state or local authority is required to consummate the transactions contemplated by this Agreement.

         3. Representations and Warranties of Investor. By executing this Agreement, Investor hereby represents and warrants to and covenants with the Company as follows:

                   3.1 Authorization. Investor has the power and authority to enter into this Agreement and to perform all of its obligations hereunder and this Agreement constitutes a valid, binding and enforceable obligation of Investor.


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                   3.2 Legal Investment and Compliance with Laws. The
acquisition of the Shares by Investor is legally permitted by all laws and regulations to which Investor is subject and all consents, approvals, authorizations of or designations, declarations, or filings in connection with the valid execution and delivery of this Agreement by Investor or the purchase of the Shares by Investor has been obtained, or will be obtained. Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with its acquisition of the Shares or any use of this Agreement, including (i) any foreign exchange restrictions applicable to such acquisition, and (ii) the income tax and other tax consequences, if any, which may be relevant to the acquisition, holding, redemption, sale, or transfer of the Shares. Such Investor's acquisition and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

                   3.3 Access to Information. Investor acknowledges that it has received the Company's Form 10-K for the period ended October 31, 1999 and the Forms 10-Q filed subsequent thereto (the "Offering Documents"), and is familiar with and understands the operations of the Company.

                       (a) Investor understands and acknowledges that the Offering Documents provided in connection with this investment have been prepared by the Company. Accordingly, Investor understands and acknowledges that no independent investment banking firm or legal counsel have passed upon or assumed any responsibility for the accuracy, completeness or fairness of the information contained in the Offering Documents.

                       (b) Investor understands and acknowledges that any financial projections provided in connection with this investment and have not been prepared by independent accountants and are based on numerous assumptions regarding sales, revenues and expenses and other factors which may not be realized in the future.

                       (c) Investor acknowledges that it has been encouraged to rely upon the advice of its legal counsel and accountants or other financial advisers with respect to the financial, tax and other considerations relating to the acquisition of the Shares and has been offered, during the course of discussions concerning the acquisition of the Shares, the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as Investor has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

                       (d) Investor represents and warrants that, in determining to acquire the Shares, it has relied solely upon the documents provided and the advice of its advisors with respect to the tax, foreign and U.S., and other consequences involved in acquiring the Shares.

                   3.4 Acquisition for Investment and Unregistered Nature of the Shares.

                       (a) Investor represents and warrants that the Shares being acquired are being acquired for its own account without a view to public distribution or resale and that Investor has no contract, understanding, agreement or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person.

                       (b) Investor represents and warrants that it (i) is experienced in evaluating and investing in securities of companies in the developmental stage and acknowledges that it can fend for


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itself, (ii) can bear the economic risk of the acquisition of the Shares including the total loss of its investment, and (iii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.

                       (c) Investor understands that the Shares have not been registered under the 1933 Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.

                       (d) Investor agrees that it will not sell or otherwise transfer or dispose of the Shares or any portion thereof unless such Shares are registered under the 1933 Act and any applicable state securities laws, or unless Investor obtains an opinion of counsel which is reasonably satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements.

                       (e) Investor understands that (i) the Company may place a legend on any certificates representing the Shares indicating that the Shares may not be transferred except in accordance with an exemption from the 1933 Act;
(ii) the Company will not register a transfer not made in accordance with an exemption from the 1933 Act; and (iii) Investor therefore may be precluded from selling or otherwise transferring or disposing of any of the Shares or any portion thereof for an indefinite period of time or at any particular time.

                   3.5 Further Representations and Understandings.

                       (a) Investor understands that no federal or state agency including the Securities and Exchange Commission, the Arizona Corporation Commission or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering or the accuracy or adequacy of the documents, or made any finding or determination as to the fairness of the Shares for public investment and any representation to the contrary is a criminal offense.

                       (b) Investor understands that the Shares are being offered and sold in reliance on specific exemptions or exclusions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Investor to acquire the Shares.

                       (c) Investor represents and warrants that the information set forth herein concerning Investor is true and correct.

         4.        Right of Repurchase.

                   4.1 Repurchase. At any time and for a period of three years from the date hereof, the Company may repurchase the Shares at fair market value. In no event shall the fair market value be less than $1.00 per share nor more than $3.00 per share. The fair market value shall be determined based on the 10 day average of the closing price of the common stock as quoted on the Nasdaq SmallCap Market prior to the date of notice to Investor that the Company is exercising its right of repurchase.

                   4.2 Notice. Upon receipt of notice that the Company is exercising its right of repurchase, Investor shall promptly deliver the certificates for the Shares together with wire instructions for payment.


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                   4.3 Cancellation of Shares. If Investor fails to deliver
the Shares within 10 days of receipt of the notice, the Company may cancel the Shares and forward payment to the last known address for Investor or hold such payment for the benefit of Investor pending instructions.

         5. Conditions to Obligations of the Company. The obligations of the Company under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by the
Company:

                   5.1 Representations and Warranties Correct. All of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

                   5.2 Performance of Covenants and Agreements. All of the covenants and agreements of Investor contained in this Agreement and required to be performed on or before the date of Closing shall have been performed in all material respects to the reasonable satisfaction of the Company.

                   5.3 Legal Action.

                       (a) There shall not have been instituted any material legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement.

                       (b) None of the parties hereto shall be prohibited in any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

         6. Conditions to Obligations of Investor. The obligations of Investor under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by Investor.

                   6.1 Representations and Warranties Correct. All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

                   6.2 Legal Action.

                       (a) There shall not have been instituted or threatened any legal proceedings seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from Investor with respect thereto.

                       (b) None of the parties hereto shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which


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has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

         7. Legends. The certificates evidencing any of the Shares shall be endorsed with the legend set forth below, and Investor covenants that Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY WERE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         8.        Miscellaneous.

                   8.1 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed delivered personally to the party being given notice or by facsimile, overnight courier service or by registered or certified mail, return receipt requested, postage prepaid if to Investor at its address set forth herein or if to the Company at 2425 East Camelback Road, Suite 650, Phoenix, Arizona 85016 or at such other address as may have been furnished by the Company to Investor.

                   8.2 Construction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Arizona without giving effect to principles of conflicts of law.

                   8.3 Entire Agreement; Amendments and Waiver. This Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby, and neither party shall be bound by nor deemed to have made any representations and/or warranties except those contained herein or incorporated herein by reference. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Investor.

                   8.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, estate, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies,


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obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                   8.5 Headings. The terms used in this Agreement shall be deemed to include the masculine and the feminine in the singular and the plural as the context requires. The headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                   8.6 Survival of Representations and Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement and delivery of and payment for the Shares regardless of any investigation made by or on behalf of the parties.

                   8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   8.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  [Remainder of page intentionally left blank]


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                   IN WITNESS WHEREOF, the parties hereby have executed this
Agreement as of the date indicated above.


INVESTOR


Macro Power Development Limited       Nalin Rathod
-------------------------------       ------------------------------------------
Exact Name in which Shares            PRINT Name of Individual with authority to
are to be registered                  acquire the Shares on behalf of Investor
                                      and state capacity in which signing

                                      /s/ Nalin Rathod
                                      ------------------------------------------
                                      SIGNATURE of Individual with Authority


                                      DELIVERY INSTRUCTIONS
                                      ------------------------------------------

BIONUTRICS, INC.                      Type or print address where certificates
                                      are to be delivered

/s/ Ronald H. Lane                    Wisma Bakrie 6th Floor
-------------------------------       ------------------------------------------
By:  Ronald H. Lane                   J.L. H.R. Rasuna Said Kav B-1
Its:  President                       ------------------------------------------
                                      Street

                                      Jakarta, Indonesia
                                      ------------------------------------------
                                      City, State or Province, Country

                                      (62-21) 525 7862
                                      ------------------------------------------
                                      Telephone Number


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